Exhibit 10.3

SECOND AMENDMENT

TO

DEMAND REVOLVING LINE OF CREDIT NOTE

This Second Amendment is made as of June 2, 2023 by and between PRECISION OPTICS CORPORATION, INC., a Massachusetts corporation with its principal place of business at 22 East Broadway, Gardner, Massachusetts 01440 (the “Borrower”) and MAIN STREET BANK, a Massachusetts bank with a place of business at 81 Granger Boulevard, Marlborough, Massachusetts 01752 (the “Lender”).

WHEREAS, the Borrower executed its $250,000 Demand Revolving Line of Credit Note dated October 4, 2021, as amended by a First Amendment to Demand Revolving Line of Credit Note dated as of May 17, 2022 which increased the revolving line of credit facility from $250,000 to $500,000 (as amended, the “Note”) pursuant to that certain Loan Agreement by and between the Borrower and the Lender dated as of October 4, 2021, as amended by a First Amendment to Loan Agreement dated as of May 17, 2022 and a Second Amendment to Loan Agreement dated as of June 2, 2023 (as amended, the “Loan Agreement”); and

WHEREAS, the Borrower has requested and the Lender has consented to a further increase of the revolving line of credit facility from $500,000 to $1,250,000.

NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein and of those contained in the Note and the Loan Agreement, and of the faithful performance of said covenants and agreements, the Borrower and the Lender covenant, agree, represent and warrant as follows:

1.              Terms. Terms defined in the Note are used herein as so defined unless otherwise specifically stated herein.

2.              Representations and Warranties. In order to induce the Lender to enter into this Second Amendment and to consent to the amendment of the Note, the Borrower hereby affirms and restates as of the date thereof and hereof each of the representations, warranties and covenants of Borrower contained in the Note and the Loan Agreement.

3.              Amendments. The Note is amended as follows:

(A)          All references in the Note to “FIVE HUNDRED THOUSAND DOLLARS” are changed to “ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS” and all references to “$500,000” are changed to “$1,250,000”.

4.              Except as specifically amended hereby, all other terms and provisions of the Note shall remain in full force and effect.

5.              This Second Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

[Signature Page Follows]

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Executed as an instrument under seal as of the date first above written.

PRECISION OPTICS CORPORATION, INC.

By: /s/ Joseph N. Forkey______________
Name: Joseph N. Forkey
Title: President and Treasurer

MAIN STREET BANK

By: /s/ Jeffrey D. Morse________________
Name: Jeffrey D. Morse
Title: Vice President

[Signature Page to Second Amendment to Demand Revolving Line of Credit Note]

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